UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020

Decarbonization Plus Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39632	82-2726724
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2744 Sand Hill Road
Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	DCRBU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	DCRB	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRBW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On October 19, 2020, Decarbonization Plus Acquisition Corporation (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC in connection with its initial public offering (“IPO”) of up to 23,000,000 units (the “Units”), including up to 3,000,000 Units that may be issued if the underwriters’ option to purchase additional Units is exercised in full. Each Unit has an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The closing of the IPO occurred on October 22, 2020.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Decarbonization Plus Acquisition Sponsor, LLC (the “Sponsor”) and the other purchasers thereto (together with the Sponsor, the “Purchasers”), generating gross proceeds to the Company of approximately $6,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Purchasers have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants will also not be redeemable by the Company for cash and will be exercisable on a cashless basis so long as they are held by the Purchasers or their permitted transferees.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $196,000,000, including $7,000,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-248958):

●	A Warrant Agreement, dated October 19, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated October 19, 2020, among the Company, its officers and directors, the Sponsor and an affiliate of the Company’s Chief Executive Officer.

●	An Investment Management Trust Agreement, dated October 19, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated October 19, 2020, among the Company, the Sponsor and certain other security holders named therein.

●	An Administrative Services Agreement, dated October 19, 2020, between the Company and the Sponsor.

●	A Private Placement Warrants Purchase Agreement, dated October 19, 2020, between the Company and the Purchasers.

An executed copy of the Company’s Amended and Restated Certificate of Incorporation is included as an exhibit to this Current Report on Form 8-K.

On October 19, 2020, the Company issued two press releases, one announcing the launch of its IPO and another announcing the pricing of its IPO , copies of which is attached as Exhibits  99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.

4.4	Warrant Agreement, dated October 19, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 19, 2020, among the Company, its officers and directors, the Sponsor and an affiliate of the Company’s Chief Executive Officer.

10.2	Investment Management Trust Agreement, dated October 19, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 19, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated October 19, 2020, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated October 19, 2020, between the Company and the Purchasers.

99.1	Launch Press Release, dated October 19, 2020.

99.2	Pricing Press Release, dated October 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECARBONIZATION PLUS Acquisition Corporation

Date: October 22, 2020	By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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